EXHIBIT 10.10

                                                                  EXECUTION COPY

                            CASH COLLATERAL AGREEMENT

                            Dated as of June 28, 2005

                                      Among

                           OCWEN FINANCIAL CORPORATION

                                   as Grantor,

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                             as Collateral Trustee,

                                       and

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                                 as Account Bank

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                                TABLE OF CONTENTS

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SECTION                                                                                   PAGE
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SECTION 1.    Grant of Security........................................................      1

SECTION 2.    Security for Obligations.................................................      1

SECTION 3.    Delivery of Cash Collateral..............................................      1

SECTION 4.    The Cash Collateral Account..............................................      1

SECTION 5.    Control by Collateral Trustee............................................      2

SECTION 6.    Grantor's Rights in Cash Collateral Account..............................      2

SECTION 7.    Priority of Security Interest............................................      2

SECTION 8.    Statements, Confirmations, and Notices of Adverse Claims.................      2

SECTION 9.    Maintaining the Cash Collateral Account; Minimum Cash Collateral Amount..      3

SECTION 10.   Investing of Amounts in the Cash Collateral Account......................      3

SECTION 11.   Release of Amounts.......................................................      3

SECTION 12.   Representations and Warranties...........................................      3

SECTION 13.   Further Assurances.......................................................      3

SECTION 14.   Transfers and Other Liens................................................      4

SECTION 15.   Collateral Trustee Appointed Attorney-in-Fact............................      4

SECTION 16.   Collateral Trustee May Perform...........................................      4

SECTION 17.   Account Bank's and Collateral Trustee's Duties...........................      4

SECTION 18.   The Account Bank's Responsibility........................................      4

SECTION 19.   Remedies upon Event of Default...........................................      4

SECTION 20.   Expenses.................................................................      5

SECTION 21.   Indemnity................................................................      5

SECTION 22.   Continuing Security Interest.............................................      5

SECTION 23.   Termination; Survival....................................................      5

SECTION 24.   Entire Agreement.........................................................      5

SECTION 25.   Amendments...............................................................      6

SECTION 26.   Financial Assets.........................................................      6
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SECTION 27.   Notices..................................................................      6

SECTION 28.   Binding Effect...........................................................      6

SECTION 29.   Execution in Counterparts................................................      6

SECTION 30.   Governing Law; Terms.....................................................      6

SECTION 31.   Counterparts.............................................................      6
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                            CASH COLLATERAL AGREEMENT

        CASH COLLATERAL AGREEMENT, dated as of June 28, 2005, among OCWEN FINANCIAL CORPORATION (the "Grantor"), THE BANK OF NEW YORK TRUST COMPANY, N.A. ("BONY"), a national banking association (together with any successor trustee appointed pursuant to Article 6 of the Collateral Trust Agreement, as defined below, the "Collateral Trustee"), as trustee for the Guaranteed Parties (as defined below), and BONY, as securities intermediary and depository bank (the "Account Bank").

        PRELIMINARY STATEMENTS:

        (1) The Grantor has executed and delivered to the Office of Thrift Supervision, for the benefit of the Guaranteed Parties, a Guaranty dated as of the date hereof in respect of the Guaranteed Obligations (as defined therein). Capitalized terms used but not defined herein are used herein as defined in the Guaranty.

        (2) In order to secure the Guaranteed Obligations, the Grantor has deposited the Minimum Cash Collateral Amount in a non-interest bearing cash collateral account (the "Cash Collateral Account") with the Account Bank at its office at 10161 Centurion Parkway, Jacksonville, FL 32256, Account No. 174351, in the name of the Grantor but under the sole control and dominion of the Collateral Trustee and subject to the terms of this Agreement and the Collateral Trust Agreement dated June 28, 2005 between the Grantor and the Collateral Trustee (the "Collateral Trust Agreement").

        (3) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York (the "Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

        NOW THEREFORE, in consideration of the premises, the Grantor, the Collateral Trustee and the Account Bank hereby agree as follows:

        SECTION 1. Grant of Security. The Grantor hereby pledges, assigns and grants to the Collateral Trustee, for the benefit of the Guaranteed Parties, a security interest (collectively, the "Security Interest") in the Grantor's right, title and interest to the following, whether now or hereafter existing or arising (the "Cash Collateral"):

        (a) the Cash Collateral Account and all funds and financial assets from time to time credited thereto (including, without limitation, all Investments and Cash Equivalents, as defined herein, and all investment property), and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Account;

        (b) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustee or the Account Bank for or on behalf of the Grantor in substitution for or in addition to any or all of the then existing Cash Collateral;

        (c) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Cash Collateral; and

        (d) all proceeds of any and all of the foregoing Cash Collateral.

        SECTION 2. Security for Obligations. This Agreement secures the payment of all amounts, now or hereafter existing, consisting of any of the following: (i) the Guaranteed Obligations, (ii) all other amounts payable under or in respect of the Guaranty and (iii) all amounts payable under or in respect of this Agreement or the Collateral Trust Agreement.

        SECTION 3. Delivery of Cash Collateral. All certificates or instruments, if any, representing or evidencing the Cash Collateral shall be delivered to and held by or on behalf of the Collateral Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee. In addition, the Collateral Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing Cash Collateral for certificates or instruments of smaller or larger denominations.

        SECTION 4. The Cash Collateral Account. The Grantor and the Account Bank represent and warrant to, and agree with, the Collateral Trustee that:

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        (a) The Account Bank maintains the Cash Collateral Account for the
    Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Bank for the account of the Grantor are, and will continue to be, credited to the Cash Collateral Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

        (b) To the extent that funds are credited to the Cash Collateral Account, the Cash Collateral Account is a deposit account; and to the extent that financial assets are credited to the Cash Collateral Account, the Cash Collateral Account is a securities account. The Account Bank is (i) the bank with which the Cash Collateral Account is maintained and (ii) the securities intermediary with respect to financial assets held in the Cash Collateral Account. The Grantor is (x) the Account Bank's customer with respect to the Cash Collateral Account and (y) the entitlement holder with respect to all financial assets credited from time to time to the Cash Collateral Account.

        (c) Notwithstanding any other agreement to the contrary, the Account Bank's jurisdiction with respect to the Cash Collateral Account for purposes of the Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

        (d) The Grantor and the Account Bank do not know of any claim to or interest in the Cash Collateral Account or any property (including, without limitation, funds and financial assets) credited to the Cash Collateral Account, except for claims and interests of the parties referred to in this Agreement.

        SECTION 5. Control by Collateral Trustee. The Account Bank will comply with (i) all instructions directing disposition of the funds in the Cash Collateral Account, (ii) all notifications and entitlement orders that the Account Bank receives directing it to transfer or redeem any financial asset in the Cash Collateral Account and (iii) all other directions concerning the Cash Collateral Account, including, without limitation, directions to distribute to the Collateral Trustee proceeds of any such transfer or redemption or interest or dividends on financial assets in the Cash Collateral Account (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an "Account Direction"), in each case of clauses (i), (ii) and (iii) above originated by the Collateral Trustee without further consent by the Grantor.

        SECTION 6.  Grantor's Rights in Cash Collateral Account. (a)
The Account Bank will not comply with instructions or directions from the Grantor with respect to Account Directions or any other instructions or directions whatsoever concerning the Cash Collateral Account except as provided below in Section 6(b).

        (b) Until the Account Bank receives a notice from the Collateral Trustee that the Collateral Trustee will exercise exclusive control over the Cash Collateral Account (a "Notice of Exclusive Control"), the Account Bank may at the direction of the Grantor distribute to the Grantor all interest and regular cash dividends on property (including, without limitation, funds and financial assets) in the Cash Collateral Account (but not any other amounts) to the extent that, after giving effect to any such proposed distribution, the amount remaining in the Cash Collateral Account is not less than the Minimum Cash Collateral Amount.

        (c) If the Account Bank receives from the Collateral Trustee a Notice of Exclusive Control, the Account Bank will cease distributing to the Grantor all interest and dividends on property (including, without limitation, funds and financial assets) in the Cash Collateral Account until the Account Bank receives written notice from the Collateral Trustee withdrawing the Notice of Exclusive Control.

        SECTION 7. Priority of Security Interest. (a) The Account Bank (i) subordinates to the Security Interest and in favor of the Collateral Trustee and the Guaranteed Parties any security interest, lien or right of recoupment or setoff that the Account Bank may have, now or in the future, against the Cash Collateral Account or any funds and financial assets credited to the Cash Collateral Account and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Bank
(A) will retain its prior security interest and lien on funds and financial assets credited to the Cash Collateral Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against the Cash Collateral Account, in the case of clauses
(A), (B) and (C) above, to secure or to satisfy payment (x) of the purchase price for financial assets credited to the Cash Collateral Account and (y) for its customary fees and expenses for the routine maintenance and operation of the Cash Collateral Account.

        (b) The Account Bank will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to the Cash Collateral Account.

        SECTION 8.  Statements, Confirmations, and Notices of Adverse Claims.
(a) The Account Bank will send copies of all statements and confirmations for the Cash Collateral Account simultaneously to the Collateral Trustee and the Grantor.

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        (b) The Account Bank will promptly notify the Collateral Trustee and the
Grantor if at any time the amount on deposit in the Cash Collateral Account is less than $5,000,000.

        (c) When the Account Bank receives written notice of any claim or interest in the Cash Collateral Account or any funds or financial assets credited to the Cash Collateral Account other than the claims and interests of the parties referred to in this Agreement, the Account Bank will promptly notify the Collateral Trustee and the Grantor of such claim or interest.

        SECTION 9. Maintaining the Cash Collateral Account; Minimum Cash Collateral Amount. Until the Termination Date shall have occurred:

        (a) The Grantor will maintain the Cash Collateral Account with the Account Bank.

        (b) The Grantor will maintain the Minimum Cash Collateral Amount at all times, in accordance with the terms of the Guaranty.

        SECTION 10. Investing of Amounts in the Cash Collateral Account. The Account Bank will (as directed in writing by the Grantor), subject to the provisions of Section 11 and Section 19, from time to time (a) invest amounts on deposit in the Cash Collateral Account in such Cash Equivalents as the Grantor may select, and (b) invest interest paid on the property referred to in clause
(a) above, and reinvest other proceeds of any such property that may mature or be sold, in each case in such Cash Equivalents as the Grantor may select, so long as all such (the Cash Equivalents referred to in clauses (a) and (b) above being collectively "Investments"). Interest and proceeds that are not invested or reinvested in Investments as provided above shall be deposited and held in the Cash Collateral Account. The Collateral Trustee and the Grantor agree that all Investments shall be treated as financial assets under Article 8 of the Code. As used herein, "Cash Equivalents" means any of the following, to the extent owned by the Grantor free and clear of all Liens other than Liens created under this Agreement and having a maturity of not greater than 90 days from the date of issuance thereof: (i) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (ii) insured certificates of deposit of or time deposits with any FDIC-insured depository institution, provided that the full amount of such certificates of deposit or time deposits is covered by FDIC insurance, and (iii) investments, classified in accordance with GAAP as Current Assets of the Grantor, in money market funds that are registered under the Investment Company Act of 1940, as amended, that are administered by financial institutions that have the highest rating obtainable from either Moody's or S&P and the portfolios of which are limited solely to investments of the character, quality and maturity described in clauses (i) and (ii) of this definition.

        SECTION 11. Release of Amounts. Except as provided in Sections
6 and 19, the Collateral Trustee will direct the Account Bank to pay and release to the Grantor or at its order, except as provided in Sections 6 and 19, at the request of the Grantor, all Cash Collateral to the extent that the remaining balance in the Cash Collateral Account exceeds the then Minimum Cash Collateral Amount.

        SECTION 12. Representations and Warranties. The Grantor represents and warrants as follows:

        (a) The Grantor is the legal and beneficial owner of the Cash Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

        (b) This Agreement creates in favor of the Collateral Trustee, for the benefit of the Guaranteed Parties, a valid security interest in the Cash Collateral granted by the Grantor, securing the payment of the Guaranteed Obligations.

        (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by the Grantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest) or (iii) for the exercise by the Collateral Trustee of its rights and remedies hereunder.

        (d) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

        (e) The amount deposited in the Cash Collateral Account is not less than the Minimum Cash Collateral Amount.

        SECTION 13. Further Assurances. The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Trustee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Cash Collateral.

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        SECTION 14. Transfers and Other Liens. The Grantor agrees that it will not sell, assign (by operation of law or otherwise), or otherwise dispose of, or grant any option with respect to, any of the Cash Collateral.

        SECTION 15. Collateral Trustee Appointed Attorney-in-Fact. The
Grantor hereby appoints the Collateral Trustee as its attorney-in-fact, acting with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Trustee's discretion to take any action and to execute any instrument that the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Grantor representing any interest payment, dividend or other distribution in respect of the Cash Collateral or any part thereof and to give full discharge for the same.

        SECTION 16. Collateral Trustee May Perform. If the Grantor fails to perform any agreement contained herein, the Collateral Trustee, acting for itself and on behalf of the Guaranteed Parties, may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by the Grantor under
Section 20.

        SECTION 17. Account Bank's and Collateral Trustee's Duties. The powers conferred on the Collateral Trustee hereunder are solely to protect the interest of the Guaranteed Parties in the Cash Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Cash Collateral in its possession and the accounting for moneys actually received by it hereunder, the Account Bank shall have no duty as to any Cash Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Cash Collateral, whether or not the Collateral Trustee or the Account Bank is deemed to have knowledge of such matters, or as to the taking of necessary steps to preserve rights against any parties or any other rights pertaining to any Cash Collateral. The Account Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Cash Collateral in its possession if such Cash Collateral is accorded treatment substantially equal to that which the Account Bank accords it own property.

        SECTION 18. The Account Bank's Responsibility. (a) The Account Bank will not be liable to the Grantor or the Collateral Trustee for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning the Cash Collateral Account originated by the Collateral Trustee, even if the Grantor notifies the Account Bank that the Collateral Trustee is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Bank takes the action after it is served with an injunction, restraining order or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

        (b) This Agreement does not create any obligation of the Account Bank except for those expressly set forth in this Agreement and, to the extent the Cash Collateral Account is a securities account, in Part 5 of Article 8 of the Code and, to the extent the Cash Collateral Account is a deposit account, in
Article 4 of the Code. In particular, the Account Bank need not investigate whether the Collateral Trustee is entitled under the Collateral Trustee's agreements with the Grantor to give an Account Direction or other direction concerning the Cash Collateral Account or a Notice of Exclusive Control. The Account Bank may rely on notices and communications it believes given by the appropriate party.

        SECTION 19. Remedies upon Event of Default. If any Event of Default under the Guaranty shall have occurred and be continuing:

        (a) In addition to, and not in limitation of, the rights of the Collateral Trustee under Section 4.01 of the Collateral Trust Agreement, the Collateral Trustee may, upon notice to the Grantor and from time to time, direct the Account Bank to pay and release all or any part of the amount on deposit in the Cash Collateral Account at such time either to the Collateral Trustee (for application pursuant to Section 19(b) and (c) below) or to a Guaranteed Party that has submitted a Certificate of Demand, as defined in the Collateral Trust Agreement, in accordance with Section 4.01 thereof, to be applied against the Guaranteed Obligations then due and payable or any part thereof. Upon such payment and release by the Account Bank, the Grantor shall forthwith deposit an amount in the Cash Collateral Account equal to the amount by which the Minimum Cash Collateral Amount exceeds the amount on deposit in the Cash Collateral Account following any such application.

        (b) The Collateral Trustee, for itself and on behalf of the Guaranteed Parties, may also exercise in respect of the Cash Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Cash Collateral), and may also, without

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    notice except as specified below, sell the Cash Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior written notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Cash Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        (c) Any cash held by the Collateral Trustee pursuant to clause (b) above, and all cash proceeds received by the Collateral Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Cash Collateral may, in the discretion of the Collateral Trustee, be held by the Collateral Trustee as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Collateral Trustee pursuant to Section 20) in whole or in part by the Collateral Trustee against, all or any part of the Guaranteed Obligations in such order as the Collateral Trustee shall elect.

        SECTION 20. Expenses. The Grantor will upon demand pay to the Collateral Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Trustee may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Cash Collateral, (c) the exercise or enforcement of any of the rights of the Collateral Trustee hereunder or (d) the failure by the Grantor to perform or observe any of the provisions hereof.

        SECTION 21. Indemnity. The Grantor will indemnify the Account Bank, the Collateral Trustee, and their respective officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the gross negligence or willful misconduct of the Account Bank or the Collateral Trustee, as applicable, as found by a court of competent jurisdiction in a final, non-appealable judgment.

        SECTION 22. Continuing Security Interest. This Agreement shall create a continuing security interest in the Cash Collateral and shall (a) remain in full force and effect until the Termination Date, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Collateral Trustee and its successors, transferees and assigns. Upon the occurrence of the Termination Date, the security interest granted hereby shall terminate and all rights to the Cash Collateral shall revert to the Grantor. Upon any such termination, the Collateral Trustee will, in accordance with the provisions of Section 4.02 of the Collateral Trust Agreement and at the Grantor's expense, return to the Grantor such of the Cash Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. It is hereby acknowledged that, unless and until applied in accordance with Section 19, and subject to the terms of this Agreement, the Cash Collateral shall remain the property of the Grantor. For the avoidance of doubt, nothing in this Agreement shall constitute an obligation on the part of the Collateral Trustee to extend credit to the Grantor, but is solely intended to provide security for, and for the repayment of, the Guaranteed Obligations.

        SECTION 23. Termination; Survival. (a) The Collateral Trustee may terminate this Agreement in accordance with the terms of the Collateral Trust Agreement by notice to the Account Bank and the Grantor. If the Collateral Trustee notifies the Account Bank that the Security Interest has terminated pursuant to Section 4.02 of the Collateral Trust Agreement, this Agreement will immediately terminate.

        (b) The Account Bank may terminate this Agreement on 60 days' prior notice to the Collateral Trustee and the Grantor, provided that before such termination the Account Bank and the Grantor shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to the Cash Collateral Account to another Account Bank satisfactory to the Collateral Trustee in its sole discretion that shall have executed, together with the Grantor, a control agreement in favor of the Collateral Trustee in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Collateral Trustee.

        (c) Sections 18 and 21 will survive termination of this Agreement.

        SECTION 24. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

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        SECTION 25. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

        SECTION 26. Financial Assets. The Account Bank agrees with the Collateral Trustee and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to the Cash Collateral Account will be treated as financial assets under Article 8 of the Code.

        SECTION 27. Notices. A notice or other communication to a party under this Agreement will be in writing, will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

        SECTION 28. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Collateral Trustee and the Account Bank, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Collateral Trustee and the Account Bank and their respective successors and assigns.

        SECTION 29. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

        SECTION 30. Governing Law; Terms. This Agreement and the Cash Collateral Account will be governed by the law of the State of New York. The Account Bank and the Grantor may not change the law governing the Cash Collateral Account without the Collateral Trustee's express prior written agreement.

        SECTION 31. Counterparts. A facsimile or other electronically transmitted copy of this Agreement shall have the same force and effect as an original hereof personally delivered to the intended recipient. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                [Remainder of this page intentionally left blank]

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            OCWEN FINANCIAL CORPORATION

                                            By     /s/ WILLIAM C. ERBEY
                                                   -----------------------------
                                            Name:  William C. Erbey
                                            Title: Chairman and CEO

                                            Address:
                                            1661 Worthington Road, Suite 100
                                            West Palm Beach, FL  33401
                                            Attention: Secretary


                                            THE BANK OF NEW YORK TRUST
                                            COMPANY, N.A., as Collateral Trustee

                                            By     /s/ CRAIG A. KAYE
                                                   -----------------------------
                                            Name:  Craig A. Kaye
                                            Title: Assistant Vice President

                                            Address:
                                            10161 Centurion Parkway
                                            Jacksonville, FL  32256
                                            Attention: Corporate Trust
                                            Administration


                                            THE BANK OF NEW YORK TRUST
                                            COMPANY, N.A., as Account Bank

                                            By     /s/ CRAIG A. KAYE
                                                   -----------------------------
                                            Name:  Craig A. Kaye
                                            Title: Assistant Vice President

                                            Address:
                                            10161 Centurion Parkway
                                            Jacksonville, FL  32256
                                            Attention: Corporate Trust
                                            Administration